UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Adagio Medical Holdings, Inc. (the “Company”) has set June 16, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The time and location of the 2026 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”). The record date for determining stockholders entitled to notice of, and to vote at, the 2026 Annual Meeting will be the close of business on April 24, 2026.

Stockholders who intend to present proposals for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are delivered to or mailed and received by the Company’s Secretary at Adagio Medical Holdings, Inc., 26051 Merit Circle, Suite 102 Laguna Hills, CA, no later than April 30, 2026, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials for the 2026 Annual Meeting, and must furthermore comply with all applicable requirements of Rule 14a-8.

Pursuant to the Company’s amended and restated bylaws (“Bylaws”), for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company’s Secretary at Adagio Medical Holdings, Inc., 26051 Merit Circle, Suite 102 Laguna Hills, CA, no later than the 10th day following the day on which public announcement of the date of such meeting was first made. To be timely for the 2026 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by the Company’s Secretary at the Company’s principal executive offices not later than April 30, 2026, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2026 Annual Meeting. A stockholder’s notice to the Secretary must also set forth the information required by the Bylaws.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 30, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2026

Adagio Medical Holdings, Inc.

By:	/s/ Deborah Kaster
Name:	Deborah Kaster
Title:	Chief Financial Officer and Chief Business Officer

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